EXHIBIT 99.1

At the Company
Kim Hillyer	Jeff Goeser
Director, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com

TD Ameritrade Delivers Strong Third Quarter on Record Net Revenue

Net New Client Assets of $11B, up 11% Year-Over-Year

Record Net Revenues of $725M, up 9% Year-Over-Year

Diluted Earnings per Share of $0.33, up 18% Year-Over-Year

OMAHA, Neb., July 23, 2013 – TD Ameritrade Holding Corporation (NYSE: AMTD) has released results for the third quarter of fiscal 2013. The Company ended the quarter with improved trading activity; record interest rate sensitive assets, record net revenues and record market fee-based revenue; and diluted earnings per share of 33 cents.

The Company’s results for the quarter ended June 30, 2013 include the following:(1)

•	Net income of $184 million, or $0.33 per diluted share

•	Net new client assets of approximately $11 billion, an annualized growth rate of 8 percent

•	Average client trades per day of approximately 399,000, an activity rate of 6.7 percent(2)

•	Record net revenues of $725 million, 53 percent of which were asset-based

•	Record market fee-based revenue of $65 million, up 23 percent year-over-year

•	Pre-tax income of $298 million, or 41 percent of net revenues

•	EBITDA(3) of $349 million, or 48 percent of net revenues

•	Record interest rate sensitive assets(4) of $94 billion, up 19 percent year-over-year

•	Client assets of approximately $524 billion

“TD Ameritrade had a strong third quarter in virtually all metrics, as we continue to execute well against our growth strategy while being disciplined on expenses,” said Fred Tomczyk, president and chief executive officer. “We had record interest rate sensitive assets, record net revenues and record market fee-based revenue during the quarter. We are encouraged by the increase in the yield curve and the more positive trends we’re seeing in terms of retail investor sentiment.”

“We are pleased with our performance this quarter,” said Bill Gerber, executive vice president and chief financial officer. “Earnings per share came in at 33 cents – the third highest ever and the highest since the June quarter in 2008. We benefited from the improved trading environment, and we kept our eyes focused on disciplined expense management and maintaining our strong balance sheet. We have good momentum, and we’re well positioned as we look ahead to fiscal 2014.”

Capital Deployment

The Company has declared a $0.09 per share quarterly cash dividend, payable on August 15, 2013 to all holders of record of common stock as of August 1, 2013.

Notable Items

On July 1, 2013, Knight Capital Group, Inc. (NYSE: KCG) closed its merger with GETCO Holding Company LLC. As a result, TD Ameritrade expects to record a pre-tax gain on its investment in Knight of approximately $54 million, or $0.06 per share. The Company will record this gain in its fourth fiscal quarter, which ends on Sept. 30, 2013.

Additionally, the Company received a credit rating upgrade from Moody’s Investors Service on May 14, 2013. The rating agency increased the Company’s issuer and senior unsecured ratings from Baa1 to A3.

Company Hosts Conference Call

TD Ameritrade will host its June Quarter conference call this morning, July 23, 2013, at 8:30 a.m. EDT (7:30 a.m. CDT). Participants may listen to the call by dialing 877-881-2595. The Company will also webcast the conference live at www.amtd.com and will make all accompanying materials available to participants prior to the call. A phone replay of the call will be available by dialing 855-859-2056 and entering the Conference ID 22315975 beginning at 11:30 a.m. EDT (10:30 a.m. CDT) on July 23, 2013. This replay will be available until 11:59 p.m. EDT (10:59 p.m. CDT) on July 30, 2013. Interested parties may also view an archived version of the webcast, which will be available on www.amtd.com immediately following the call.

The company asks that interested parties visit or subscribe to newsfeeds at www.amtd.com for the most up-to-date corporate financial information, presentation announcements, transcripts and archives. The company also communicates this information via Twitter, @TDAmeritradePR. Web site links, corporate titles and telephone numbers provided in this release, although correct when published, may change in the future.

AMTD-E

About TD Ameritrade Holding Corporation

Millions of investors and independent registered investment advisors (RIAs) have turned to TD Ameritrade’s (NYSE: AMTD) technology, people and education to help make investing and trading easier to understand and do. Online or over the phone. In a branch or with an independent RIA. First-timer or sophisticated trader. Our clients want to take control, and we help them decide how – bringing Wall Street to Main Street for nearly 38 years. An official sponsor of the 2014 and 2016 U.S. Olympic and Paralympic Teams, TD Ameritrade has time and again been recognized as a leader in investment services. Please visit TD Ameritrade’s newsroom or www.amtd.com, or follow @TDAmeritradePR for more information.

Safe Harbor

This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to: general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our business, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report, as amended, on Form 10-K/A, filed with the SEC on Feb. 4, 2013 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

[1]	Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.
[2]	Funded account activity rate (AR%). Average client trades per day during the period divided by the average number of total funded accounts during the period.
[3]	See attached reconciliation of non-GAAP financial measures.
[4]	Interest rate-sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of June 30, 2013.

Brokerage services provided by TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org) /NFA (www.nfa.futures.org).

TD AMERITRADE HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

In millions, except per share amounts

(Unaudited)

	Quarter Ended			Nine Months Ended
	June 30, 2013	Mar. 31, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$321	$287	$266	$865	$832

Asset-based revenues:
Interest revenue	122	116	120	356	339
Brokerage interest expense	(2)	(2)	(2)	(5)	(5)

Net interest revenue	120	114	118	351	334

Insured deposit account fees	199	200	206	604	621
Investment product fees	65	62	54	182	144

Total asset-based revenues	384	376	378	1,137	1,099

Other revenues	20	16	23	53	63

Net revenues	725	679	667	2,055	1,994

Operating expenses:
Employee compensation and benefits	176	178	176	522	524
Clearing and execution costs	30	27	22	81	66
Communications	28	29	29	85	83
Occupancy and equipment costs	42	40	36	121	111
Depreciation and amortization	22	20	18	63	53
Amortization of acquired intangible assets	23	22	23	68	69
Professional services	36	33	40	103	129
Advertising	56	76	50	184	191
Other	14	17	19	52	66

Total operating expenses	427	442	413	1,279	1,292

Operating income	298	237	254	776	702

Other expense (income):
Interest on borrowings	6	6	7	19	22
Gain on sale of investments	(6)	—	—	(8)	—

Total other expense (income)	—	6	7	11	22

Pre-tax income	298	231	247	765	680

Provision for income taxes	114	87	93	291	238

Net income	$184	$144	$154	$474	$442

Earnings per share - basic	$0.33	$0.26	$0.28	$0.86	$0.81
Earnings per share - diluted	$0.33	$0.26	$0.28	$0.86	$0.80

Weighted average shares outstanding - basic	550	549	548	548	549
Weighted average shares outstanding - diluted	554	554	553	553	554

Dividends declared per share	$0.09	$0.09	$0.06	$0.77	$0.18

TD AMERITRADE HOLDING CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

In millions

(Unaudited)

	June 30, 2013	Sept. 30, 2012
Assets:
Cash and cash equivalents	$963	$915
Short-term investments	4	154
Segregated cash and investments	5,779	4,030
Broker/dealer receivables	1,064	1,110
Client receivables, net	8,707	8,647
Goodwill and intangible assets	3,331	3,399
Other	1,335	1,258

Total assets	$21,183	$19,513

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$2,914	$1,992
Client payables	11,630	10,728
Notes payable	95	—
Long-term debt	1,053	1,345
Other	940	1,023

Total liabilities	16,632	15,088

Stockholders’ equity	4,551	4,425

Total liabilities and stockholders’ equity	$21,183	$19,513

TD AMERITRADE HOLDING CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Quarter Ended			Nine Months Ended
	June 30, 2013	Mar. 31, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Key Metrics:
Net new assets (in billions)	$10.8	$12.9	$9.7	$39.4	$30.7
Net new asset growth rate (annualized)	8%	11%	9%	11%	11%
Average client trades per day	399,216	378,096	355,449	370,874	370,081

Profitability Metrics:
Operating margin	41.1%	34.9%	38.1%	37.8%	35.2%
Pre-tax margin	41.1%	34.0%	37.0%	37.2%	34.1%
Return on client assets (annualized)	0.23%	0.18%	0.22%	0.20%	0.21%
Return on average stockholders’ equity (annualized)	16.4%	13.2%	14.3%	14.3%	14.0%
EBITDA(1) as a percentage of net revenues	48.1%	41.1%	44.2%	44.5%	41.3%

Debt and Liquidity Metrics:
Interest on borrowings (in millions)	$6	$6	$7	$19	$22
Average debt outstanding (in billions)	$1.1	$1.2	$1.3	$1.2	$1.3
Leverage ratio (average debt/annualized EBITDA(1))	0.8	1.1	1.1	1.0	1.1
Interest coverage ratio (EBITDA(1)/interest on borrowings)	58.2	46.5	42.1	48.2	37.5
Liquid assets - management target(1) (in billions)	$0.7	$0.7	$1.0	$0.7	$1.0
Liquid assets - regulatory threshold(1) (in billions)	$1.3	$1.3	$1.6	$1.3	$1.6
Cash and cash equivalents (in billions)	$1.0	$1.2	$0.9	$1.0	$0.9

Transaction-Based Revenue Metrics:
Total trades (in millions)	25.5	22.7	22.4	68.6	69.4
Average commissions and transaction fees per trade(2)	$12.57	$12.63	$11.88	$12.60	$11.98
Average client trades per funded account (annualized)	16.8	16.0	15.5	15.7	16.3
Activity rate - funded accounts	6.7%	6.5%	6.2%	6.3%	6.5%
Trading days	64.0	60.0	63.0	185.0	187.5

Spread-Based Asset Metrics:
Average interest-earning assets (in billions)	$16.1	$15.5	$15.2	$15.5	$14.9
Average insured deposit account balances (in billions)	68.6	67.1	59.0	66.6	58.7

Average spread-based balance (in billions)	$84.7	$82.6	$74.2	$82.1	$73.6

Net interest revenue (in millions)	$120	$114	$118	$351	$334
Insured deposit account fee revenue (in millions)	199	200	206	604	621

Spread-based revenue (in millions)	$319	$314	$324	$955	$955

Avg. annualized yield - interest-earning assets	2.95%	2.95%	3.08%	2.97%	2.94%
Avg. annualized yield - insured deposit account fees	1.15%	1.19%	1.38%	1.19%	1.39%
Net interest margin (NIM)	1.49%	1.52%	1.73%	1.53%	1.70%

Interest days	91	90	91	273	274

Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$5.1	$5.2	$4.9	$5.1	$5.2
Average annualized yield	0.00%	0.01%	0.09%	0.02%	0.07%

Fee revenue (in millions)	$0	$0	$1	$1	$3

Market fee-based investment balances:
Average balance (in billions)	$113.0	$105.7	$83.3	$104.5	$78.5
Average annualized yield	0.23%	0.23%	0.25%	0.23%	0.24%

Fee revenue (in millions)	$65	$62	$53	$181	$141

Average fee-based investment balances (in billions)	$118.1	$110.9	$88.2	$109.6	$83.6
Average annualized yield	0.22%	0.22%	0.24%	0.22%	0.23%

Investment product fee revenue (in millions)	$65	$62	$54	$182	$144

Client Account and Client Asset Metrics:
New accounts opened	195,000	197,000	171,000	565,000	494,000

Funded accounts (beginning of period)	5,880,000	5,836,000	5,703,000	5,764,000	5,617,000
Funded accounts (end of period)	5,943,000	5,880,000	5,736,000	5,943,000	5,736,000
Percentage change during period	1%	1%	1%	3%	2%

Client assets (beginning of period, in billions)	$516.8	$480.8	$452.4	$472.3	$378.7
Client assets (end of period, in billions)	$523.5	$516.8	$445.0	$523.5	$445.0
Percentage change during period	1%	7%	(2%)	11%	18%

(1)	See attached reconciliation of non-GAAP financial measures.
(2)	Average commissions and transaction fees per trade excludes TD Waterhouse UK business.

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Quarter Ended			Nine Months Ended
	June 30, 2013	Mar. 31, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Net Interest Revenue:
Segregated cash:
Average balance (in billions)	$4.7	$4.5	$4.0	$4.3	$4.6
Average annualized yield	0.11%	0.13%	0.10%	0.13%	0.07%

Interest revenue (in millions)	$1	$1	$1	$4	$2

Client margin balances:
Average balance (in billions)	$8.6	$8.5	$8.7	$8.6	$8.1
Average annualized yield	3.91%	3.99%	4.13%	3.97%	4.17%

Interest revenue (in millions)	$85	$85	$91	$259	$258

Securities borrowing/lending
Average securities borrowing balance (in billions)	$1.2	$1.0	$0.9	$1.0	$0.7
Average securities lending balance (in billions)	$2.3	$2.2	$2.3	$2.1	$1.9

Interest revenue (in millions)	$35	$30	$28	$92	$78
Interest expense (in millions)	(1)	(2)	(2)	(4)	(4)

Net interest revenue - securities borrowing/lending (in millions)	$34	$28	$26	$88	$74

Other cash and interest-earning investments:
Average balance (in billions)	$1.6	$1.5	$1.6	$1.6	$1.5
Average annualized yield	0.11%	0.07%	0.06%	0.08%	0.09%

Interest revenue - net (in millions)	$0	$0	$0	$1	$1

Client credit balances:
Average balance (in billions)	$9.4	$9.1	$9.1	$9.2	$9.3
Average annualized cost	0.01%	0.01%	0.01%	0.01%	0.01%

Interest expense (in millions)	($0)	($0)	($0)	($1)	($1)

Average interest-earning assets (in billions)	$16.1	$15.5	$15.2	$15.5	$14.9
Average annualized yield	2.95%	2.95%	3.08%	2.97%	2.94%

Net interest revenue (in millions)	$120	$114	$118	$351	$334

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Dollars in millions

(Unaudited)

	Quarter Ended						Nine Months Ended
	June 30, 2013		Mar. 31, 2013		June 30, 2012		June 30, 2013		June 30, 2012
	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.
EBITDA (1)
EBITDA	$349	48.1%	$279	41.1%	$295	44.2%	$915	44.5%	$824	41.3%
Less:
Depreciation and amortization	(22)	(3.0%)	(20)	(2.9%)	(18)	(2.7%)	(63)	(3.1%)	(53)	(2.7%)
Amortization of acquired intangible assets	(23)	(3.2%)	(22)	(3.2%)	(23)	(3.4%)	(68)	(3.3%)	(69)	(3.5%)
Interest on borrowings	(6)	(0.8%)	(6)	(0.9%)	(7)	(1.0%)	(19)	(0.9%)	(22)	(1.1%)
Provision for income taxes	(114)	(15.7%)	(87)	(12.8%)	(93)	(13.9%)	(291)	(14.2%)	(238)	(11.9%)

Net income	$184	25.4%	$144	21.2%	$154	23.1%	$474	23.1%	$442	22.2%

	As of
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2013	2013	2012	2012	2012
Liquid Assets - Management Target (2)
Liquid assets - management target	$728	$706	$774	$1,054	$993
Plus: Broker-dealer cash and cash equivalents	555	719	841	406	387
Trust company cash and cash equivalents	39	84	556	95	74
Investment advisory cash and cash equivalents	28	24	15	11	25

Less: Corporate short-term investments	—	—	—	(150)	(126)
Excess broker-dealer regulatory net capital	(387)	(315)	(334)	(501)	(443)

Cash and cash equivalents	$963	$1,218	$1,852	$915	$910

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2013	2013	2012	2012	2012
Liquid Assets - Regulatory Threshold (2)
Liquid assets - regulatory threshold	$1,301	$1,288	$1,337	$1,611	$1,554
Plus: Broker-dealer cash and cash equivalents	555	719	841	406	387
Trust company cash and cash equivalents	39	84	556	95	74
Investment advisory cash and cash equivalents	28	24	15	11	25

Less: Corporate short-term investments	—	—	—	(150)	(126)
Excess trust company Tier 1 capital	(8)	(8)	(10)	(10)	(10)
Excess broker-dealer regulatory net capital	(952)	(889)	(887)	(1,048)	(994)

Cash and cash equivalents	$963	$1,218	$1,852	$915	$910

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our holding company’s senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.
(2)	Our liquid assets metrics are considered non-GAAP financial measures as defined by SEC Regulation G. We include the excess capital of our broker-dealer and trust company subsidiaries in the calculation of our liquid assets metrics, rather than simply including broker-dealer and trust company cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust company subsidiaries to the parent company. Excess capital, as defined below, is generally available for dividend from the broker-dealer and trust company subsidiaries to the parent company. We consider our liquid assets metrics to be important measures of our liquidity and of our ability to fund corporate investing and financing activities. The liquid assets metrics should be considered as supplemental measures of liquidity, rather than as substitutes for cash and cash equivalents.

We define “liquid assets - management target” as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments and (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 10% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of a minimum operational target established by management ($50 million in the case of our primary introducing broker-dealer, TD Ameritrade, Inc.). “Liquid assets – management target” is based on more conservative measures of broker-dealer net capital than “liquid assets – regulatory threshold” (defined below) because we prefer to maintain significantly more conservative levels of net capital at the broker-dealer subsidiaries than the regulatory thresholds require. We consider “liquid assets - management target” to be a measure that reflects our liquidity that would be readily available for corporate investing and financing activities under normal operating circumstances.

We define “liquid assets - regulatory threshold” as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of the applicable “early warning” net capital requirement and (d) Tier 1 capital of our trust company in excess of the minimum requirement. We consider “liquid assets - regulatory threshold” to be a measure that reflects our liquidity that would be available for corporate investing and financing activities under unusual operating circumstances, such as the need to provide funding for significant strategic business transactions.